Exhibit 99.2

This presentation contains certain performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . Management of Ameris Bancorp (the “Company”) uses these non - GAAP measures in its analysis of the Company’s performance . These measures are useful when evaluating the underlying performance and efficiency of the Company’s operations and balance sheet . The Company’s management believes that these non - GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period . The Company’s management believes that investors may use these non - GAAP financial measures to evaluate the Company’s financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance . These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . This presentation may contain statements that constitute “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . The words “believe”, “estimate”, “expect”, “intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward - looking statements, which speak only as of the dates which they were made . The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . Readers are cautioned that any such forward - looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those indicated in the forward - looking statements as a result of various factors . Readers are cautioned not to place undue reliance on these forward - looking statements and are referred to the Company’s periodic filings with the Securities and Exchange Commission for a summary of certain factors that may impact the Company’s results of operations and financial condition . Cautionary Statements

Overview of US Premium Finance

Insurance Premium Finance Company

- Founded in 1993 and based in Atlanta, GA, US Premium Finance is the sixth largest insurance premium finance company in the U.S.
- Provides short-term, collateralized financing to fund the purchase of insurance coverage related to commercial property, casualty and liability risk
- Historical operation as a division of a bank; all functions comply with banking requirements

Loan Portfolio

- Net Finance Receivables of $450 million as of September 30, 2016
- LTM loan originations of $907 million
  - 28% origination CAGR since 2013
  - LTM gross yield of 6.87%
- Net charge-offs have averaged less than five basis points of loan volume over the past 20 years



1.60%
1.40%
1.20%
1.00%
0.80%
1.16%
1.40%
LTM ROAA
19.00%
17.50%
16.00%
14.50%
13.00%
15.81%
17.73%
LTM ROATCE
80.00%
60.00%
40.00%
20.00%
0.00%
61.70%
45.18%
LTM Efficiency Ratio
2.00%
1.50%
1.00%
0.50%
0.00%
1.20%
0.00%
NPLs / Loans
ABCB
USPF

LTM figures through September 30, 2016
USPF figures adjusted for management payout structure; USPF ROATCE assumes 8% capitalization
Data source: US Premium Finance

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Low-Risk High-Growth Business Model

Loan Portfolio



(Dollars in millions)
$1,000
$800
$600
$400
$200
$-
$197
$462
$259
$601
$377
$823
$450
$950
2013
2014
2015
YTD Sep-16
Outstandings
Originations

Earnings Growth



(Dollars in millions)
CAGR: 29.01%
$18.0
$15.0
$12.0
$9.0
$6.0
$3.0
$-
$6.7
$9.4
$12.9
$13.5
2013
2014
2015
LTM Sep-16

Low-Risk Business Model

- Short-term loans with a duration of approximately 10 months
- Down payment from borrower and surrender value of policy overcapitalize the loans
- Primary risks come from financial health of the carrier and fraud
  - USPF has a long history and demonstrated ability to monitor these risks

Strong Customer Base

- 40,000 loans originated and serviced annually in 50 states, Washington DC and three US territories
- 94% of insurance carriers rated A- (Excellent) or better as of April 2016
- Robust pipeline from network of 1,000+ leading nationwide independent insurance agencies

Data source: US Premium Finance

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